UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 23, 2016
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FENIX PARTS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37382	46-4421625
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

One Westbrook Corporate Center, Suite 920
Westchester, Illinois 60154
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(708) 407-7200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement
On March 30, 2016, "Fenix Parts, Inc. (the"Company")" and our direct and indirect subsidiaries entered into an Amended and Restated Multicurrency Credit Agreement (the"Amended Credit Agreement") with Bank of Montreal as lender and BMO Harris Bank N.A., as administrative agent, letter of credit issuer and lender (together, the "Bank Parties"). This Amended Credit Agreement is described in the Current Report on Form 8-K filed on April 4, 2016.

On August 23, 2016, we entered into a Second Amendment to the Amended Credit Agreement and Waiver ("Amendment No. 2" or "Amendment") effective August 19, 2016. Amendment No. 2 amends the Amended Credit Agreement by clarifying the method of calculating EBITDA and extending delivery of quarterly financial statements, covenant compliance certificate and related reports for the quarter ended June 30, 2016, so long as reports are furnished by September 2, 2016. This Amendment has retroactive effect to June 30, 2016.

This description of the Amendment No. 2 is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

On August 23, 2016, the Company issued a press release announcing entering into the Amendment, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On August 16, 2016, Fenix Parts, Inc. (the “Company”) filed a Form 12b-25, extending the filing date for its Quarterly Report on Form 10-Q for its fiscal quarter ended June 30, 2016 (the “10-Q”). The Company was unable to file its 10-Q by the extended filing date, due to the complexity of our previous business combinations and the related process to review historical work papers during the auditor transition process.

On August 23, 2016, the Company received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) stating that it was not in compliance with Nasdaq Listing Rule 5250(c)(1) for failure to file timely with the Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the period ended June 30, 2016. The quarterly report was required to be filed with the SEC by the Company on or before August 22, 2016 in order to be considered as timely filed. Pursuant to the letter, the Company is required to submit to Nasdaq a plan to regain compliance with Nasdaq’s continued listing standards no later than October 24, 2016. The Company intends to file its Quarterly Report on Form 10-Q for the period ended June 30, 2016 with the SEC before October 24, 2016. The Company expects to be in compliance with Nasdaq’s continued listing standards thereafter.

The press release referenced above and filed as Exhibit 99.1 also announces the receipt of the deficiency letter.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 23, 2016

Fenix Parts, Inc.
By:	/s/ Kent Robertson
Name:	Kent Robertson
Title:	President and Chief Executive Officer